UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2014

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 27, 2014, Williams Partners L.P. (the “Partnership”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01. Other Events.

On February 27, 2014, the Partnership and Williams Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Partnership of $1.0 billion aggregate principal amount of its 4.300% Senior Notes due 2024 (the “2024 Notes”) and $500 million aggregate principal amount of its 5.400% Senior Notes due 2044 (the “2044 Notes” and collectively with the 2024 Notes, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-179471) of the Partnership (the “Registration Statement”), and the prospectus supplement dated February 27, 2014 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on February 28, 2014. The Offering is expected to close on March 4, 2014. A legal opinion related to the Registration Statement is filed herewith as Exhibit 5.1.

The Notes will be issued pursuant to an Indenture dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), to be dated March 4, 2014, between the Partnership and the Trustee. The 2024 Notes and the 2044 Notes will each be represented by a global security, which are included as exhibits to the Fifth Supplemental Indenture. The form of Fifth Supplemental Indenture and the forms of the 2024 Notes and 2044 Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2014, by and among Williams Partners L.P., Williams Partners GP LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Fifth Supplemental Indenture, to be dated March 4, 2014, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.300 % Senior Notes due 2024 (included in Exhibit 4.1).

4.3	Form of 5.400 % Senior Notes due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated February 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: March 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2014, by and among Williams Partners L.P., Williams Partners GP LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Fifth Supplemental Indenture, to be dated March 4, 2014, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.300 % Senior Notes due 2024 (included in Exhibit 4.1).

4.3	Form of 5.400 % Senior Notes due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated February 27, 2014.